ADVANCED SERIES TRUST

AST Balanced Asset Allocation Portfolio

AST Capital Growth Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

Supplement dated February 8, 2021

to the Currently Effective Summary Prospectuses, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust), and the Summary Prospectuses for the AST Balanced Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio (collectively, the Portfolios). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Prospectus and SAI.

Investment Strategy Changes, New Subadvisory Arrangements, Amended Management Agreement, and Rule 12b-1 Shareholder Services and Distribution Plan

The Board of Trustees of the Trust (the Board), on behalf of the Portfolios, recently approved changes to the Portfolios that are contingent on shareholder approval of amendments to each Portfolio's investment management agreement and applying the AST Shareholder Services and Distribution Plan to the Portfolios, as further discussed below. The Board approved:

(i)Changing each Portfolio's principal investment strategies to move from a fund-of-funds structure that invests Portfolio assets in underlying funds to a structure that primarily relies on direct investments through multiple sleeves to achieve each Portfolio's investment objective.

Currently, each Portfolio operates as a fund-of-funds by investing approximately 90% of its assets in other underlying funds (primarily composed of Trust portfolios) and up to 10% of its assets in other investments, primarily futures, options and exchange traded funds in an overlay sleeve managed by the Portfolios' current subadviser, QMA LLC. If the new strategy is implemented, each Portfolio will no longer invest primarily in other funds. Instead, the Portfolios will primarily invest in direct investment to employ benchmark-centric, style-neutral, moderate alpha seeking strategies, as well as opportunistic, style-centric, high alpha seeking strategies.

(ii)New subadvisory agreements for the Portfolio in order to add ClearBridge Investments LLC, J.P. Morgan Investment Management, Inc., Massachusetts Financial Services Company, Wellington Management Company LLP, PGIM Fixed Income, a business unit of PGIM, Inc. and Jennison Associates LLC as additional subadvisers to the Portfolios.

(iii)Amending the Portfolio's investment management agreement, subject to shareholder approval, to reflect the Portfolio's transition from a fund-of-funds to a strategy that primarily relies on direct investment to achieve the Portfolio's investment objective, which includes an increase in the investment management fees to be paid by the Portfolio. While the management fee will increase, the net operating expense ratio for the Portfolio is expected to decrease, benefitting Portfolio shareholders.

(iv)the Advanced Series Trust Shareholder Services and Distribution Plan (the 12b-1 Plan) for the Portfolios, subject to shareholder approval. As the Portfolios were previously structured as funds-of-funds, this 12b-1 Plan did not apply to the Portfolios previously. Notwithstanding the fee increase due to the 12b-1 Plan, the net operating expense ratio for the Portfolio is expected to decrease, benefitting Portfolio shareholders.

More detailed information relating to the above-described changes will be contained in a proxy statement soliciting the required shareholder approval of the amended investment management agreement and the 12b-1 Plan. It is anticipated that the proxy statement will be mailed to beneficial shareholders of the Portfolios in April 2021, and that the special meetings of shareholders of the Portfolios will be held on or about May 11, 2021.

If shareholders approve the amended investment management agreement and the 12b-1 Plan, the changes described above are expected to become effective on or about July 24, 2021. The Portfolios' Summary Prospectuses, Prospectus and SAI will be amended to reflect these changes after such shareholder approval. In addition, detailed information relating to such changes will be made available to beneficial shareholders of the Portfolios in an Information Statement, which will be posted to the Portfolios' website within 90 days of the effective date of the changes.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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